SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 1, 1997



           LATIN AMERICAN TELECOMMUNICATIONS VENTURE COMPANY - LATVCo.
             (Exact name of registrant as specified in its charter)



         Nevada                       33-55254-40                87-0485311
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                 440 Louisiana, Suite 475, Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 547-8900



                              Compu-Graphics, Ltd.
            (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On December 1, 1997, the Company filed Articles of Amendment to the Articles of Incorporation making the following changes:

          a) The name of the Company was changed from Compu-Graphics, Ltd. to Latin American Telecommunications Venture Company - LATVCo.

          b) The existing common shares of the Company were reverse split on a one for hundred basis.

          c) One hundred  million  post  reverse  split  shares were  authorized consisting of 99,000,000 common shares, $.001 par value and 1,000,000 preferred shares $.001 par value.

          d) A provision limiting the liability of directors was added.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements

               None

          (b)  Exhibits

               3.1 Amended and Restated Articles of Incorporation
               3.2 Certificate of Decrease and Increase in Authorized Shares
               3.3 Amended Bylaws


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPU-GRAPHICS, LTD.



                                            /s/ Craig Barton
Date: December 1, 1997                      -------------------------
                                            By: Craig Barton, President

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